UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2018 (April 24, 2018)

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway

Suite 500
Brisbane, California 94005

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.02. Results of Operations and Financial Condition

On April 26, 2018, Innoviva, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2018. A copy of the press release, which includes information regarding the Company’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders (the “Annual Meeting”) of the Company held on April 24, 2018, the following proposals were submitted to the stockholders of the Company:

Proposal 1:         The election of five directors to serve until the next annual meeting of stockholders.

Proposal 2:         Advisory vote to approve named executive officer compensation.

Proposal 3:         The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 23, 2018 (the “Proxy Statement”). Of the 101,143,959 shares of the Company’s common stock entitled to vote at the Annual Meeting, 94,326,454 shares, or approximately 93.25%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:         Election of Directors.

The Company’s stockholders elected the following five directors to serve until the next annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	For	Against	Abstain	Broker Non-Votes
George W. Bickerstaff, III	83,564,506	1,712,750	37,527	9,011,671
Mark DiPaolo, Esq.	84,982,444	294,817	37,522	9,011,671
Jules Haimovitz	84,992,407	284,546	37,830	9,011,671
Odysseas D. Kostas, M.D.	84,982,030	295,083	37,670	9,011,671
Sarah Schlesinger, M.D.	84,987,130	289,786	37,867	9,011,671

Proposal 2:         Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved on an advisory basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
84,150,700	1,123,333	40,750	9,011,671

Proposal 3:         Ratification of Appointment of Ernst & Young LLP.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
93,110,102	1,178,838	37,514	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: April 26, 2018	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Interim Principal Executive Officer